SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant       [X]

Filed by a Party other than the Registrant        [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material  Pursuant to Section  240.14a-11(c)  or
     Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)


                    RIO HOTEL & CASINO, INC.
        (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_________________________________________________________
_________________________________________________________________

     (2)  Aggregate number of securities to which transaction
applies: ________________________________________________________
_________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

     ____________________________________________________________

     (5)  Total fee paid:

     ____________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:________________________________

     (2)  Form, Schedule or Registration Statement No.:__________

     ____________________________________________________________

     (3)  Filing Party:__________________________________________

     ____________________________________________________________

     (4)  Date Filed:____________________________________________

     ____________________________________________________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          MAY 22, 1997



To the Stockholders of Rio Hotel & Casino, Inc.:

          The annual meeting of the stockholders of Rio Hotel & Casino, Inc. (the "Company") will be held at the Rio Suite Hotel & Casino, 3700 West Flamingo Road, Las Vegas, Nevada 89103, on Thursday, May 22, 1997 at 10:00 a.m. local time, for the following purposes:

      (1)  to elect Anthony A. Marnell II, James A. Barrett, Jr.,
           John A. Stuart, Thomas Y. Hartley, Peter M. Thomas and
           David P. Hanlon as directors of the Company; and

      (2) to transact such other business as may properly come before the meeting.

          Only stockholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the annual meeting. The stock transfer books will not be closed.

          Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

          A copy of the 1996 Annual Report to Stockholders, including financial statements for the 12 months ended December
31, 1996, is enclosed.

                              By order of the Board of Directors,


                              I. Scott Bogatz
                              Secretary

Dated:  April 1, 1997

                    RIO HOTEL & CASINO, INC.
                         PROXY STATEMENT

                        TABLE OF CONTENTS

                                                             PAGE

VOTING SECURITIES                                              3
ELECTION OF DIRECTORS                                          6
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
 EXECUTIVE OFFICERS                                            6
  DIRECTORS                                                    7
  NON-DIRECTOR EXECUTIVE OFFICERS                              8
  COMPENSATION OF NON-EMPLOYEE DIRECTORS                       8
  RIO HOTEL & CASINO, INC. 1991 DIRECTORS' STOCK OPTION PLAN   8
  BOARD OF DIRECTORS MEETINGS                                  9
  COMMITTEES OF THE BOARD OF DIRECTORS                         9
  COMPENSATION OF EXECUTIVE OFFICERS                          10
  EMPLOYMENT AGREEMENTS                                       12
  REPORT ON REPRICING OF OPTIONS                              13
  COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE
   REPORT ON EXECUTIVE COMPENSATION                           14
  COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
   ACT OF 1934                                                15
  STOCK PERFORMANCE CHART                                     16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                17
  GENERAL                                                     17
  CONSULTING, CONSTRUCTION, AND ARCHITECTURAL SERVICES TO
   AND BY AFFILIATES                                          17
  SERVICES PROVIDED BY RELATED PARTIES                        17
  CERTAIN REAL ESTATE TRANSACTIONS WITH MARNELL CORRAO        18
  INDEMNIFICATION OF DIRECTORS AND OFFICERS                   19
  TRANSACTION REVIEW                                          19
INDEPENDENT PUBLIC ACCOUNTANTS                                19
VOTING PROCEDURES                                             20
1998 ANNUAL MEETING OF STOCKHOLDERS                           20
OTHER BUSINESS                                                20

                    RIO HOTEL & CASINO, INC.
                     3700 West Flamingo Road
                        Las Vegas, Nevada
                              89103
                   ___________________________

                         PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Rio Hotel & Casino, Inc. (the "Company") in connection with the annual meeting of the Company to be held at the Rio Suite Hotel & Casino, 3700 West Flamingo Road, Las Vegas, Nevada on Thursday, May 22, 1997 at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 1, 1997. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to I. Scott Bogatz, Secretary, at the Company's principal address before the annual meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the annual meeting prior to the commencement of the annual meeting, or by voting in person by ballot at the annual meeting after notifying the inspectors of election of the stockholder's intention to do so prior to the commencement of the annual meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

     None of the proposals to be voted on at the annual meeting create a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

     The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage houses, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.


                        VOTING SECURITIES

     The close of business on April 1, 1997 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The Company's Articles of Incorporation grant to the Board of
Directors the discretion to issue Class II Preferred Stock, in series, with various rights, preferences and privileges, including, among others, voting rights. However, none of the Class II Preferred Stock is presently outstanding. The 8% Cumulative Convertible Preferred Stock, which is authorized by the Company's Articles of Incorporation but not presently outstanding, does not possess general voting rights.

     The number of outstanding shares of Common Stock at the close of business on February 28, 1997 was 21,204,141. The number of shares outstanding may change between such date and April 1, 1997 if any currently exercisable options to purchase the Company's Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance or repurchase of any shares. The stockholders do not possess the right to cumulate their votes for the election of directors.

     The following is a list of the beneficial stock ownership as of February 28, 1997 of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock of the Company,
(2) all directors, (3) all executive officers named in the Summary Compensation Table (see page 11) and (4) all officers and directors as a group at the close of business on February 28, 1997, according to record-ownership listings as of that date, according to the Securities and Exchange Commission Forms 3 and 4 and Schedules 13D and 13G, of which the Company has received copies, and according to verifications as of February 28, 1997, which the Company solicited and received from each officer and director:



 TITLE                                          AMOUNT AND NATURE
  OF                                              OF BENEFICIAL    PERCENT OF
 CLASS          BENEFICIAL OWNER                OWNERSHIP<F1><F2>   CLASS<F2>
Common      Anthony A. Marnell II                 5,071,618<F3>      23.5%
            4495 S. Polaris Avenue
            Las Vegas, Nevada  89103

Common      James A. Barrett, Jr.                 1,994,833<F4>       9.3%
            3700 West Flamingo Road
            Las Vegas, Nevada  89103

Common      Lud J. Corrao                         1,287,728<F5>       6.1%
            P.O. Box 12907
            Reno, Nevada 89510

Common      Dean P. Petersen                      1,091,410<F6>       5.1%
            2900 Las Vegas Blvd. South
            Las Vegas, Nevada 89109

Common      John A. Stuart                           45,500<F7>        *

Common      Thomas Y. Hartley                        21,000<F8>        *

Common      Peter M. Thomas                          31,000<F9>        *

Common      David P. Hanlon                         100,000<F10>       *

Common      The Capital Group Companies, Inc.     1,582,700<F11>      7.5%
            333 South Hope Street
            Los Angeles, California 90071

Common      All executive officers and            5,429,206<F12>     24.8%
            directors as a group (8 persons)

*Less than one percent.

                                4

<F1> Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
<F2> Includes shares issuable upon exercise of options which  are exercisable within 60 days of the stated date.
<F3> Includes  options  to purchase 424,000  shares  issuable  to
     Mr. Marnell under the Company's Non-Statutory Stock Option Plan (the "NSOP") which are not listed below. Mr. Marnell beneficially owns the following shares in the manner described:

                                                   COMMON STOCK
     Anthony A. Marnell II, IRA                           15,500

     A.  A.  Marnell II Family Revocable  Living           5,500
     Trust (the "Marnell Trust")(a)

     Certain  trusts established for the benefit         820,448
     of   Mr.   Marnell's  family  (the  "Family
     Trusts")(a)

     Marnell  Corrao Associates, Inc.  ("Marnell          82,567
     Corrao")(b)

     Austi International, Inc. ("Austi")(c)            1,893,051

     MarCor Limited Partnership ("MCLP")(d)            1,828,245

     Shares  held  by  Mr. Marnell's  spouse  and          2,307
     children
                                                      -----------
     Total Shares                                      4,647,618

     (a) Mr. Marnell holds sole voting and investment power over the shares held by the Marnell Trust and the Family Trusts.
     (b)  Mr.  Marnell  owns  70% of Marnell Corrao  through  the
          Family Trusts.
     (c)  Mr.  Marnell  owns  100% of Austi through  the  Marnell
          Trust.
     (d) Mr. Marnell owns 84.56% of MCLP, a limited partnership. James A. Barrett, Jr. controls the remaining 15.44% of MCLP including, through a family corporation, the 4.25% general partner interest.

<F4> Includes  options  to purchase 145,000  shares  issuable  to
     Mr. Barrett under the NSOP. Of the shares currently held by Mr. Barrett, 2,000 shares are held in his individual retirement account; 6,538 shares are held in certain of his spouse's and children's accounts; 13,000 shares are held by the Barrett Family Revocable Living Trust through a family corporation and 50 shares are held directly by the trust; and 1,828,245 shares are held by MCLP. The MCLP shares beneficially owned by Mr. Barrett are the same MCLP shares beneficially owned by Mr. Marnell. Mr. Barrett's ownership in MCLP is 15.44%; however, all of the shares of the
     Company's Common Stock held by MCLP are being reported herein as beneficially owned by Mr. Barrett as a result of his family corporation's position as sole general partner of MCLP. Control of MCLP remains with Mr. Marnell as a result of Mr. Marnell's ability to remove the general partner. Not included are 3,000 shares held in certain trusts for which Mr. Barrett is sole trustee.
<F5> Of  the shares currently held by Mr. Corrao, 25,000 are held directly  and  1,262,728  are held through  the  Lud  Corrao
     Family Trust.
<F6> Mr.  Petersen's shares are held of record by  The  Dean  and
     Mary Petersen Living Trust of 1975.
<F7> Includes  options  to  purchase 28,000  shares  issuable  to
     Mr. Stuart under the Company's 1991 Directors' Stock Option Plan (the "Directors' Plan").
<F8> Includes  options  to  purchase 18,000  shares  issuable  to
     Mr. Hartley under the Directors' Plan. The shares currently held by Mr. Hartley are held in an individual retirement account.
<F9> Includes  1,000 shares held in a managed investment  account in which Mr. Thomas shares voting and investment power. Includes 25,000 shares issuable to Mr. Thomas under the Directors' Plan.
<F10>Although  Mr.  Hanlon currently holds no  shares  of  Common
     Stock, he holds options to purchase 100,000 shares which are currently exercisable.
<F11>The  Capital Group Companies, Inc. reported on Schedule 13G, dated February 12, 1997, that it had sole dispositive power with respect to 1,382,700 shares, through an operating subsidiary, Capital Research and Management Company. Sole voting power with respect to the same 1,382,700 shares is held by SMALLCAP World Fund, Inc. which is advised by Capital Research and Management Company.
<F12>Includes options to purchase 569,400 shares under the  NSOP, options to purchase 100,000 shares under the Company's 1995 Long-Term Incentive Plan ("Incentive Plan") and options to purchase 71,000 shares under the Directors' Plan.

                      ELECTION OF DIRECTORS

     The Board of Directors presently consists of six persons. The Bylaws of the Company provide for a Board of Directors consisting of one to ten persons who are elected generally for a term of two years. Directors are to serve until their successors are elected and have qualified.

     The Company's Bylaws were amended by the Board of Directors on March 20, 1997 to provide for a staggered Board of Directors. Directors are divided into two classes, with each class elected in separate years for two year terms. A staggered Board of Directors may have the effect of delaying or preventing a change of control of the Company. The Bylaws were also amended to increase the number of directors on the Board to six from five. The Board of Directors originally expanded the Board to six members in October 1996 when David P. Hanlon was appointed to the Board of Directors.

     If the enclosed proxy is duly executed and received in time for the annual meeting of stockholders and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Anthony A. Marnell II, Thomas Y. Hartley and David P. Hanlon for terms of office expiring in 1999, and James A. Barrett, Jr., Peter M. Thomas and John A. Stuart for terms of office expiring in 1998. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve. Any vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve only until the next annual meeting of stockholders.

     The Company, through a wholly owned subsidiary, Rio Properties, Inc. ("Rio Properties"), owns and operates the Rio Suite Hotel & Casino (the "Rio") in Las Vegas, Nevada. The Company and each director who has been required by the Nevada State Gaming Control Board and the Nevada Gaming Commission
(collectively the "Nevada Gaming Authorities") to be "found suitable," and each controlling person have been "found suitable" by the Nevada Gaming Authorities. Future new members of the Board of Directors, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board of Directors and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION
 OF MESSRS. MARNELL, BARRETT, STUART, HARTLEY, THOMAS AND HANLON
                    TO THE BOARD OF DIRECTORS

                INFORMATION CONCERNING THE BOARD
               OF DIRECTORS AND EXECUTIVE OFFICERS

     The following information is furnished with respect to each member of the Board of Directors and the Company's executive officers who are not directors. There are no family relationships between or among any directors or executive officers of the Company.

Directors


                                DIRECTOR
         NAME            AGE     SINCE         POSITION
Anthony A. Marnell, II   47     1986     Chairman of the Board
(Nominee for term                        and Chief Executive
expiring in 1999)                        Officer

James A. Barrett, Jr.    45     1986     President and Director
(Nominee for term
expiring in 1998)

John A. Stuart           46     1989     Director
(Nominee for term
expiring in 1998)

Thomas Y. Hartley        63     1990     Director
(Nominee for term
expiring in 1999)

Peter M. Thomas          47     1995     Director
(Nominee for term
expiring in 1998)

David P. Hanlon          52     1996     Executive Vice
(Nominee for term                        President, Chief
expiring in 1999)                        Operating Officer and
                                         Director

     ANTHONY A. MARNELL II has been Chairman of the Board of the Company and its subsidiaries since 1986, and Chief Executive Officer since 1990. Since 1982, he has been controlling stockholder of Austi and Marnell Corrao, a leading hotel-casino general contractor, and President and controlling stockholder of Anthony A. Marnell II, Chtd. ("Marnell Chartered"), an architectural firm, each of which is based in Las Vegas, Nevada. Mr. Marnell is a licensed architect.

     JAMES A. BARRETT, JR. is President of the Company and a director of the Company and each of its subsidiaries. Mr. Barrett has been President of the Company since July 1986. From October 1990 to October 1996, Mr. Barrett was Chief Operating Officer of the Company. Since August 1989, Mr. Barrett has been a director of Austi and Marnell Corrao. Mr. Barrett has been a certified public accountant since 1975.

     JOHN A. STUART has been a member of the Board of Directors of the Company since 1989. Since February 1991, he has been President of John Stuart & Company, Inc., a firm specializing in employee benefits, consulting and insurance brokerage. Prior thereto, he was the President of Insurance Services Corporation of Nevada, Inc., a full service insurance brokerage firm also located in Las Vegas, Nevada.

     THOMAS Y. HARTLEY has been a member of the Board of Directors since 1990. Since April 1991, Mr. Hartley has served as President and Chief Operating Officer of Colbert Golf Design and Development, a Las Vegas-based golf course design and development company. From September 1988 to April 1991, Mr. Hartley served as President and Chief Operating Officer of Jim Colbert Golf, Inc., a Las Vegas-based golf course development and management company. Prior to 1988, Mr. Hartley was area managing partner for the Las Vegas, Phoenix, Tucson, and Reno offices of Deloitte, Haskins & Sells, now known as Deloitte &
Touche, an international certified public accounting firm. Mr. Hartley has been a member of the Boards of Directors of Southwest Gas Corporation, Las Vegas, since March 1991; Sierra Health Services, Inc., Las Vegas, Nevada, since June 1992; and of AmeriTrade Holding Corporation, Omaha, Nebraska, since November 1996.

     PETER M. THOMAS has been a member of the Board of Directors of the Company since 1995. Mr. Thomas served as President, Chief Operating Officer of Bank of America, Nevada from March 1992 until May 1995. Since May 1995 Mr. Thomas has been Managing Director of the Thomas and Mack Company, a family owned commercial real estate management and development company. From 1982 to 1992, Mr. Thomas was President, Chief Operating Officer and a Director of Valley Bank of Nevada, prior to its acquisition by BankAmerica Corporation in 1992. Mr. Thomas has been a director of Vegan Development Corporation, a subsidiary of Loews Corporation, since September 1995. Mr. Thomas received his law degree in 1975 and is currently a member of the Nevada, Utah and District of Columbia Bar Associations.

     DAVID P. HANLON has been Executive Vice President, Chief Operating Officer and a director of the Company, and President and Chief Operating Officer of Rio Properties, since October 1996. From December 1994 until February 1996, Mr. Hanlon was President, Chief Executive Officer and a director of International Game Technology, Reno, Nevada. From October 1993 until December 1994, Mr. Hanlon was a consultant to Hospitality Franchise Systems, Inc., Parsipany, New Jersey. From November 1988 until October 1993, Mr. Hanlon was President and Chief Executive Officer of Resorts International, Inc., Atlantic City, New Jersey.

Non-Director Executive Officers

     RONALD J. RADCLIFFE, age 53, has been Vice President, Treasurer and Chief Financial Officer of the Company and Rio Properties since June 1996. From August 1995 to May 1996, Mr. Radcliffe was self-employed as an independent accounting consultant. Mr. Radcliffe served as Vice President, Treasurer and Chief Financial Officer of Mikohn Gaming Corporation from October 1993 to August 1995. Mr. Radcliffe served as Executive Vice President, Chief Financial Officer, Secretary/Treasurer and member of the Board of Directors of several predecessor companies to Sahara Gaming Corporation from 1977 to September 1993. He is a certified public accountant licensed in Nevada and California.

     I. SCOTT BOGATZ, age 33, has been Vice President, Secretary and General Counsel of the Company and Rio Properties since August 1996. From August 1990 until August 1996, Mr. Bogatz was initially an associate attorney and later a shareholder with the law firm of Hale, Lane, Peek, Dennison, Howard, Anderson & Pearl, Las Vegas, Nevada. Mr. Bogatz has been licensed as an attorney by the Nevada State Bar since September 1988.

     The Company's Bylaws, as amended, currently provide for a staggered board of directors divided into two classes: Class A consisting of three directors and Class B consisting of three directors. Each director serves two-year terms. Executive officers serve at the pleasure of the Board of Directors.

Compensation of Non-Employee Directors

     Directors' fees were $3,000 per month for 1996 and are $3,000 per month for 1997, and are paid to directors who are not employees of the Company. Certain non-employee directors have been granted options to purchase Common Stock under the Directors' Plan.

Rio Hotel & Casino, Inc. 1991 Directors' Stock Option Plan

     The Directors' Plan authorizes in the aggregate options to purchase up to 200,000 shares of Common Stock to be granted to members of the Company's Board of Directors who are not employed as regular salaried officers or employees of the Company (i.e., non-employee directors). The purpose of the

Directors' Plan is to encourage non-employee directors to take a long-term view of the affairs of the Company; to attract and retain non-employee directors; and to aid in rewarding non-employee directors for their services to the Company.

     The Directors' Plan is administered by a committee ("Directors' Plan Committee") of not less than two directors of the Company selected by, and serving at the pleasure of, the Board of Directors. Anthony A. Marnell II and James A. Barrett, Jr. currently serve on the Directors' Plan Committee. Messrs. Marnell and Barrett are not eligible to participate in the Directors' Plan due to their status as employees of the Company. The Directors' Plan Committee, unless permitted by holders of the majority of outstanding Common Stock, does not have any discretion to determine or vary any matters which are fixed under the terms of the Directors' Plan, including, without limitation, which individuals will receive option awards, the number of shares of the Company's Common Stock subject to each such option award, the exercise price of Common Stock covered by an option, or the means of payment which may be used in connection with the exercise of an option.

     Upon election to the Board of Directors by the stockholders, an eligible director receives an initial option grant to purchase 20,000 shares of Common Stock. Thereafter, on the first business day after January 1 of each year, each eligible director receives an annual option grant to purchase 5,000 shares of Common Stock.

     The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of grant. The options may not be exercised until six months and one day after the date of the grant. All options granted under the Directors' Plan are non-qualified options, the tax treatment of which is determined under Section 422 of the Internal Revenue Code of 1986, as amended.

     In 1996, options were granted for directors Hartley, Stuart and Thomas to each purchase 5,000 shares of Common Stock. On January 2, 1997, options to purchase 5,000 shares were automatically granted to each of the same persons. As of February 28, 1997, options representing 86,000 shares were outstanding, of which options representing 71,000 shares were exercisable. Options for the remaining 15,000 shares may not be exercised until July 2, 1997.

Board of Directors Meetings

     The Board of Directors generally meets monthly, and in the twelve months ended December 31, 1996, the Board of Directors held 14 meetings. All directors attended at least 75% of the meetings held.

Committees of the Board of Directors

     The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Directors' Plan
Committee  and  the 1995 Long-Term Incentive Plan Committee  (the
"Incentive Plan Committee").

     The Audit Committee met 12 times during the 12 months ended December 31, 1996. The Audit Committee's function is to review reports of certified public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the
Company's auditors to determine scope of compliance with any deficiencies; to consider selection of independent public accountants; to review related party transactions; and to make periodic reports on such matters to the Board of Directors. The members of the Audit Committee are Thomas Y. Hartley and Peter M. Thomas.

     The Compensation Committee met four times during the 12 months ended December 31, 1996. The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the salaries and bonuses of the Company's executive officers. The members of the Compensation Committee are Thomas Y. Hartley and Peter M. Thomas.

     The Directors' Plan Committee met one time during the 12 months ended December 31, 1996. The Directors' Plan Committee administers the Directors' Plan. The members of the Directors' Plan Committee are Anthony A. Marnell II and James A. Barrett, Jr.

     The Incentive Plan Committee met 10 times during the 12 months ended December 31, 1996. The Incentive Plan Committee is comprised of Thomas Y. Hartley and Peter M. Thomas, and its function is to administer the Company's Incentive Plan and the NSOP, including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards under both plans. The Incentive Plan Committee reports to the Company's Board of Directors regarding all decisions concerning awards granted to Incentive Plan and NSOP participants.

Compensation of Executive Officers

     The following tables set forth compensation received by Anthony A. Marnell II, the Company's Chief Executive Officer, and other executive officers of the Company whose total compensation for the year ended December 31, 1996, exceeded $100,000.


                              SUMMARY COMPENSATION TABLE

                                 Annual Compensation                  Long Term Compensation
                                                                     Awards            Payouts
                                                                           Securities
                                                      Other                  Under-
                                                     Annual   Restricted     lying
                                                     Compen-     Stock      Options/    LTIP      All Other
Name and Principal       Year   Salary     Bonus     sation    Award(s)       SARs     Payouts  Compensation
Position                          ($)       ($)        ($)        ($)       (#)<F1>      ($)         ($)

Anthony A. Marnell II,   1996   587,116    250,000     -0-        -0-          -0-       -0-        -0-
Chairman of the Board    1995   464,522    112,500     -0-        -0-          -0-       -0-        -0-
and Chief Executive      1994   388,465        -0-     -0-        -0-          -0-       -0-        -0-
Officer

James A. Barrett, Jr.,   1996   311,298    150,000     -0-        -0-          -0-       -0-       2,375<F2>
President                1995   256,845     62,500     -0-        -0-          -0-       -0-       2,310<F2>
                         1994   197,692        -0-     -0-        -0-          -0-       -0-         750<F2>

David P. Hanlon,<F3>     1996   118,447        -0-     -0-        -0-       500,000      -0-        -0-
Executive Vice           1995       -0-        -0-     -0-        -0-          -0-       -0-        -0-
President and Chief      1994       -0-        -0-     -0-        -0-          -0-       -0-        -0-
Operating Officer

Ronald J. Radcliffe<F4>  1996   108,490     20,000     -0-        -0-        25,000      -0-      27,000<F5>
Vice President,          1995       -0-        -0-     -0-        -0-          -0-       -0-        -0-
Treasurer and Chief      1994       -0-        -0-     -0-        -0-          -0-       -0-        -0-
Financial Officer

<F1> These numbers represent only options granted pursuant to the
     Incentive Plan; there are no stock appreciation rights.
<F2> These  amounts  represent  the  Company's  contribution   to
     Mr. Barrett's 401(k) plan account.
<F3> Mr. Hanlon was appointed Executive Vice President  and Chief
     Operating Officer of the Company and President and Chief Operating Officer of Rio Properties on October 8, 1996.
<F4> Mr.  Radcliffe  was appointed Vice President, Treasurer  and
     Chief Financial Officer of the Company on June 25, 1996.
<F5> This amount represents consulting fees paid to Mr. Radcliffe prior to the date he was hired.

                             OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                                            Potential Realizable Value
                                     Individual Grants                      at Assumed Annual Rates of
                                                                           Stock Price Appreciation for
                                                                                 Option Term <F1>
                                   Percent of
                       Options/  Total Options/
                         SARs     SARs Granted    Exercise or                    5%         10%
                       Granted    to Employees     Base Price  Expiration
        Name           (#)<F2>   in Fiscal Year      ($/Sh)       Date          ($)         ($)
David P. Hanlon        500,000        60.4           15.50      10/07/06     4,874,055   12,351,504
Ronald J. Radcliffe     25,000         3.0           15.50      10/07/06       243,703      617,575

<F1> The amounts shown represent assumed rates of appreciation in the Company's Common Stock. The actual value, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, as well as the option holders' continued employment through the five-year vesting period. There can be no assurance that the value, if any, ultimately realized by the executive will be at or near the values shown above.
<F2> These numbers represent only options granted pursuant to the
     Incentive Plan; there are no stock appreciation rights.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                                 YEAR-END OPTION/SAR VALUES

                                                    Number of Securities       Value of Unexercised
                                                   Underlying Unexercised    In-the-Money Options/SARs
                                                   Options/SARs at Fiscal       at Fiscal Year-End
                         Shares        Value           Year-End(#)<F1>             ($)<F1>,<F2>
                      Acquired on    Realized
        Name          Exercise (#)      ($)       Exercisable Unexercisable  Exercisable Unexercisable
Anthony A. Marnell II     -0-           -0-         424,000      216,000        698,250      288,000
James A. Barrett, Jr.     -0-           -0-         145,000       40,000      1,066,625      101,500
David P. Hanlon           -0-           -0-         100,000      400,000         -0-           -0-
Ronald J. Radcliffe       -0-           -0-           -0-         25,000         -0-           -0-

<F1> These numbers represent only options granted pursuant to the
     NSOP   and/or  the  Incentive  Plan;  there  are  no   stock
     appreciation rights.
<F2> Based  on  a  closing bid price of $14 7/8 on  December  31,
     1996, the last trading day in 1996, minus the option exercise price.

Employment Agreements

     The Company has entered into employment agreements (the "Agreements") with David P. Hanlon and Ronald J. Radcliffe, along with an additional executive officer (collectively, the "Employees"). Mr. Hanlon's Agreement is for a five-year term commencing on October 8, 1996 and the other Agreements are for three-year terms commencing on January 1, 1997. The Agreements are thereafter renewed, unless terminated, on an annual basis. The Agreements provide for severance benefits if the Employee is terminated by the Company, other than for Cause (as defined in the Agreements), or upon the occurrence of a Change of Control (as defined in the Agreements). Under the Agreements, the Employees are paid Base Salary (as defined in the Agreements) and a performance bonus calculated according to the terms of a management incentive compensation plan to be approved by the Compensation Committee of the Company's Board of Directors and ratified by the Board of Directors.

     Mr. Hanlon's Agreement provides that, in the event he is terminated by the Company other than for Cause, he will receive 200% of his Base Salary for the remaining term of the Agreement; provided that the actual amount received by Mr. Hanlon will be no less than $1 million and no more than $2 million. The Agreements for Mr. Radcliffe and the other Employee provide that, in the event they are terminated by the Company other than for Cause, they will receive an amount equal to one year of Base Salary. In the event of a Change of Control, Mr. Hanlon's Agreement provides that he will be entitled to a lump sum payment equal to 200% of the Base Salary due him over the remaining term of the Agreement; provided that the amount payable will be no less than an amount equal to 200% of Base Salary payments for a period of 12 months. The Agreements for Mr. Radcliffe and the other Employee provide that, in the event of a Change of Control, they will be entitled to a lump sum payment equal to Base Salary for the remaining term of the Agreement; provided that the actual amount received shall be no less than $200,000.

     Certain provisions of the Agreements could have the effect of delaying or preventing a Change of Control of the Company. Based upon the compensation levels as of February 28, 1997, assuming a Change in Control of the Company, each of Messrs. Hanlon and Radcliffe would be entitled to receive a maximum lump sum payment of $7,366,667 and $637,500, respectively, under the Agreements.

Report on Repricing of Options

     On October 8, 1996, the Company's Board of Directors accepted the recommendation of the Incentive Plan Committee to cancel options granted from May through October 1996 under the Incentive Plan and to reissue such options as of October 8, 1996, the effect of which was to change the exercise price of the options from $16.75 per share to $15.50 per share. The exercise price of $15.50 per share was the closing price of the Common
Stock on that date. As a result of the Incentive Plan Committee's and Board's action, options to purchase a total of 785,000 shares to 81 individuals were canceled and reissued. Included within this amount were options to two executives officers totaling 40,000 shares. The reason for this action was to place all Incentive Plan option grants made in 1996 (through October 8, 1996) at the identical exercise price.

                              INCENTIVE PLAN COMMITTEE



March 28, 1997                By:  Thomas Y. Hartley

                              By:  Peter M. Thomas

                                     TEN-YEAR OPTION/SAR REPRICINGS

                                     Securities   Market price
                                     underlying   of stock at                                Length of original
                                     number of      time of     Exercise price                  option term
                                    options/SARS  repricing or    at time of        New      remaining at date
                                    repriced or    amendment     repricing or     exercise    of repricing or
Name                       Date     amended (#)       ($)        amendment ($)    price ($)       amendment
Ronald J. Radcliffe
Vice President,          10/08/96      25,000       15.50           16.75          15.50     9 years, 7 months
Treasurer and
Chief Financial Officer

I. Scott Bogatz
Vice President,          10/08/96      15,000       15.50           16.75          15.50     9 years, 10 months
Secretary and General
Counsel



     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION
COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCK PERFORMANCE CHART ON PAGE 16 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Compensation Committee and Incentive Plan Committee Report on
Executive Compensation

     The  Compensation and Incentive Plan Committees'  philosophy
regarding   executive  compensation  incorporates  the  following
themes:

       *  Compensation should be competitive within the industry.

       * Compensation should provide incentives to management to increase stockholder value.

       * The level of compensation should be directly linked to the level of performance by the Company.

       * The level of compensation should be reflective of the contribution made by the executive officer toward the achievement of the Company's goals.

       * Certain long-term incentives should be included in a compensation package to encourage executive officers to remain with the Company.

     Executive compensation is evaluated at least annually. Similar methodology is followed by both the Compensation and Incentive Plan Committees in arriving at recommendations for executive compensation. Existing compensation levels are reviewed annually and compared with compensation levels of executives in similar capacities with other publicly-held gaming companies. The Company's current financial position and performance for the past year is reviewed, including growth in revenues, operating cash flow generated, and earnings per share. In addition, plans for performance for the upcoming year and future periods are reviewed as to revenue growth and earnings. An evaluation is made as to the degree that the executive, including the Chief Executive Officer, contributes to the achievement of the Company's results and other Company goals.

     Annual salary recommendations are made to insure that the salaries paid to the Company's executive officers are competitive within the gaming industry. Annual bonus recommendations are made to provide a financial reward for individual achievement above Company-wide goals. Long-term incentives are provided through participation in the Incentive Plan. This allows the executive officer to have the opportunity to receive compensation, the amount of which is directly linked to the appreciation of the Company's Common Stock. This component of the executive compensation package is designed to promote a commitment to the Company beyond the short-term.

     Based on a subjective application of the compensation philosophy discussed above, the Compensation Committee established the Chief Executive Officer's 1996 annual salary at $587,116. The Compensation Committee recommended a bonus of $250,000 to be paid to the Chief Executive Officer during 1996, which was 42.6% of his annual salary.

     The Compensation Committee has retained an independent consultant to review and evaluate the appropriateness of compensation paid by the Company to its executive officers in 1996 and to provide recommendations concerning both the form and amount of compensation to be paid in 1997.

     After reviewing compensation paid in 1996 and comparing it to that paid by other companies in the gaming industry, the Compensation Committee believes that compensation received by the Company's executive officers in 1996 was appropriate. The independent consultant is currently assisting the Compensation Committee with formulating both a bonus structure based on the Company's achievement of certain target levels of earnings before interest, taxes, depreciation and amortization, and compensation policies for the Company's executive officers which are appropriate within the gaming industry.

             COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE


             March 28, 1997        By:  Thomas Y. Hartley

                                   By:  Peter M. Thomas


Compliance with Section 16(a) of the Securities Exchange Act of
1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of
Common Stock and other equity securities of the Company. Officers, directors and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended

December 31, 1996, all reports required under Section 16(a)  were filed  as required, except that one report of ownership  for  one
transaction,   reporting  a  purchase  of   6,500   shares,   was
inadvertently filed late by John A. Stuart.

Stock Performance Chart

     In order to provide a representative comparison of the Company's stock performance, the following chart compares the cumulative stockholder return on the Company's Common Stock for the last five years with the cumulative return on the Standard & Poor's 500 Composite Stock Index and an industry peer group index (based upon companies which are traded on a listed exchange with the same four-digit standard industrial code ("SIC") as the Company (SIC 7990 - Miscellaneous Amusement & Recreation Services).(1) The following chart assumes $100 invested December 31, 1991 in each of the above groups. The total return assumes the reinvestment of dividends.

                        TOTAL SHAREHOLDER RETURNS
                          (Dividends Reinvested)

                                          ANNUAL RETURN PERCENTAGE
                                                Years Ending
Company Name/Index          Dec. 92     Dec. 93    Dec. 94   Dec. 95   Dec. 96
Rio Hotel & Casino Inc.      268.18      58.02     -24.22     -2.06     25.26
S&P 500 Index                  7.62      10.08       1.32     37.58     22.96
Peer Group                    56.63      50.34     -29.49     24.69     -1.29


                                               INDEXED RETURNS
                                                Years Ending

                          Base
                          Period
Company Name/Index        Dec. 91   Dec. 92   Dec. 93   Dec. 94   Dec. 95   Dec. 96
Rio Hotel & Casino Inc.   100       368.18    581.82    440.91    431.82    540.91
S&P 500 Index             100       107.62    118.46    120.03    165.13    203.05
Peer Group                100       156.63    235.48    166.04    207.03    204.35


__________________

(1) The companies are as follows: Alliance Gaming Corporation, Argosy Gaming Corporation, Aztar Corporation, Bally Entertainment Corporation, Black Hawk Gaming & Development Company Inc., Boomtown Inc., Capital Gaming International Inc., Casino America Inc., Casino Magic Corporation, Circus Circus Enterprises Inc., Full House Resorts Inc., Grand Casinos Inc., Griffin Gaming & Entertainment, Harrah's Entertainment, Inc., Hollywood Casino Corp., ITT Corporation, Jackpot Enterprises Inc., Lady Luck Gaming Corporation, LS Capital Corporation, Mirage Resorts Inc., Monarch Casino & Resort, Inc., MTR Gaming Group, Inc., President Casinos Inc., Santa Fe Gaming Corporation, Sands Regent, Showboat Inc., and Station Casinos Inc.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

     Anthony A. Marnell II, Chairman of the Board, Chief Executive Officer, and largest stockholder of the Company, is the controlling stockholder and Chief Executive Officer of Marnell Chartered, Austi and Marnell Corrao, and Mr. Marnell holds a majority ownership interest in MarCor Limited Partnership ("MCLP"), a limited partnership engaged in real estate development. A family corporation controlled by James A. Barrett, Jr., President and a director of the Company, is the general partner of MCLP, and Mr. Barrett is a director of Austi and Marnell Corrao.

Consulting, Construction, and Architectural Services to and by Affiliates

     Marnell Chartered, Austi and Marnell Corrao have provided design and construction services for various Rio expansion projects. The construction contract for the third Rio tower, completed in March 1995, was for an amount not to exceed $60,511,775; the contract for an addition to the second Rio tower, completed in December 1995, was for an amount not to exceed $18,117,258; and the contract for the fourth Rio tower, scheduled to be completed in the second quarter of 1997, was for an amount not to exceed $180,609,117. In the year ended December 31, 1996, the Company paid a total of $143.1 million in connection with these and other construction contracts. Design contracts for these same projects were in amounts not to exceed $2,496,836, $731,000, and $7,051,558, respectively. In the year ended December 31, 1996, the Company paid a total of $4,445,029 million in connection with these and other design projects.

     The original 1989 Rio construction loan ("Original Loan") required that the Company, Austi, Marnell Corrao, MarCor Partnership, Anthony A. Marnell II and his personal family trust, James A. Barrett, Jr. and Maureen M. Barrett and their family trust (collectively, the "Loan Guarantors") enter into certain guarantees ("Guarantees") of payment of all obligations under the Original Loan. In February 1989, in consideration of the
Guarantees, the Company agreed to pay the Loan Guarantors (excluding Marnell Corrao) $250,000 per year, commencing with the fiscal year ending December 31, 1990 and continuing through the fiscal year ending December 31, 1994, for each year in which the Company's share of net earnings before taxes from the Rio equals or exceeds $900,000. The agreement provided for up to a two-year extension if the Loan Guarantors did not receive the full $1,250,000 by December 31, 1994. No amounts were paid thereunder for the years ended December 31, 1990 and 1991, and the Loan Guarantors received payments of $250,000 in December 1992, December 1993, December 1994, December 1995, and December 1996, respectively. The payment in December 1996 was the final payment due to the Loan Guarantors and the Company has no further payment obligations to the Loan Guarantors under the Guarantee.

Services Provided by Related Parties

     Entities in which John A. Stuart, a director of the Company, is a principal stockholder and executive officer earned commissions totaling $121,737 for the year ended December 31, 1996, arising out of the acquisition and administration of various insurance coverages by the Company. The Company reimbursed Marnell Corrao for certain travel and other expenses advanced on behalf of or supplied to the Company during the year ended December 31, 1996 of approximately $53,500.

     The Company made an unsecured loan to David P. Hanlon, Executive Vice President, Chief Operating Officer and a director of the Company, and President, Chief Operating Officer and a director of Rio Properties, in the principal amount of $500,000 for purposes of acquiring a residence. The loan bore interest at the rate of 9.7% per annum and was repaid in full on December 18, 1996.

Certain Real Estate Transactions with Marnell Corrao

     On December 30, 1991, the Company sold to Marnell Corrao certain non-Rio real estate assets. Marnell Corrao granted a right of first refusal to the Company to operate gaming on one of the properties sold (the "Old Vegas Site") for the lesser of the purchaser's ownership or 120 months. Marnell Corrao also agreed for a period up to 120 months to return 100% of sale proceeds from any subsequent sale of the Old Vegas Site in excess of $7,000,000, less Marnell Corrao's defined holding costs. Marnell Corrao agreed (the "Marnell Corrao Participation Agreement") for a period of up to 48 months to return, on a declining basis, sale proceeds less defined holding costs on certain of the other assets sold which included the general partnership interest in MarCor Green Valley Partnership (as defined) and the Warehouse Site (as defined). In order to preserve the ability to develop a casino on the Old Vegas Site without the requirement of building a hotel, as required by certain Nevada legislation, Marnell Corrao advised the Company in June 1992 that Marnell Corrao intended to proceed with development of the Old Vegas Site. Marnell Corrao requested that the Company determine whether it would exercise its right of first refusal. At the time, the Board of Directors determined that the Company did not want to divert its efforts and resources away from the Rio. Therefore, the Company assigned the right of first refusal to Messrs. Barrett and Marnell with a reserved right to assume the assigned interest for reimbursement of expenses incurred in filing the gaming applications and otherwise in connection with this project, plus interest equal to two percent above the prime rate of First Interstate Bank of Nevada, N.A. Messrs. Barrett and Marnell were directed to enter into an agreement with Marnell Corrao and thereafter filed gaming applications with the Nevada Gaming Authorities.

     In April 1994, Marnell Corrao, through a limited partnership ("MarCor Green Valley Partnership"), sold a parcel of unimproved real property ("Green Valley Site") located in Henderson, Nevada. Pursuant to the Marnell Corrao Participation Agreement, the sale of the Green Valley Site resulted in a $966,510 profit participation, net of expenses, paid to the Company. Various issues involving the events prior to and during the sale of the Green Valley Site are the subject of a pending lawsuit between MarCor Green Valley Partnership, Marnell Corrao, the Company and the limited partners of MarCor Green Valley Limited Partnership. A favorable outcome in that litigation may produce additional profit participation to the Company pursuant to the Marnell Corrao Participation Agreement. Since the Company and one of its subsidiaries, as well as Messrs. Marnell and Barrett, are named as parties to the lawsuit, an adverse ruling could produce a damage cost to the Company. However, the agreements under which the Company sold the Green Valley Site to Marnell Corrao contain certain indemnities in favor of a subsidiary of the Company, which may reduce or eliminate such potential cost.

     In March 1995, the Company repurchased from Marnell Corrao improved real property adjacent to the Rio (the "Warehouse
Site"). The $3,203,191 purchase price was based upon an independent appraisal valuation, less credit for net rental proceeds during the term of the escrow, and profit participation pursuant to the Marnell Corrao Participation Agreement of $496,809. The Company retained Marnell Corrao to provide real estate brokerage and administration services in connection with the acquisition of properties adjacent to the Rio, 31 acres of which have been purchased as of December 31, 1996 with an additional seven acres subject to purchase options. Fees paid to Marnell Corrao, including reimbursement of expenses and real estate brokerage commissions, were $878,428 and $999,910 in the years ended

December   31,  1995  and  1996,  respectively.   Expenses   were
reimbursed   at  cost  and  management  believes  the   brokerage
commissions were below those charged by independent realty firms.

     In May 1995, the Company repurchased from Marnell Corrao approximately one-half of the 125-acre Old Vegas site for $5,321,925. The purchase price equaled Marnell Corrao's costs plus defined holding costs and was significantly below the independent appraisal valuation. The Company retained a right of first refusal to purchase the other half of the Old Vegas Site from Marnell Corrao and amended the Marnell Corrao Participation Agreement to provide for a 50% participation in the event of a subsequent sale by Marnell Corrao of the remaining half of the site.

Indemnification of Directors and Officers

     Section 78.751 of Chapter 78 of the Nevada Revised Statutes,
Article  XII  of  the  Company's Articles  of  Incorporation  and
Article XIII of the Company's Bylaws contain provisions for indemnification of officers, directors, employees and agents of the Company. The Articles of Incorporation provision requires the Company to indemnify such persons to the full extent permitted by Nevada Law. Each person will be indemnified in any proceeding if he acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interest of the Company. Indemnification would cover expenses, including attorneys' fees, judgments, fines and amounts paid in settlement.

     The Company's Articles of Incorporation also provide that the Company's Board of Directors may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer  or  arising  out  of such status,  whether  or  not  the corporation would have the power to indemnify such person. The Company presently has directors' and officers' liability insurance in effect.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Transaction Review

     The Company believes that the transactions described above are on terms at least as favorable as would have been obtainable from non-related parties. The Company requires that the Audit Committee of the Board of Directors review related party transactions.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent accountants are Arthur Andersen LLP. Arthur Andersen LLP has audited the Company's books since 1988, and is expected to have a representative present at the stockholders' meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

     The Company has not yet formally engaged an accountant to audit the Company's financial statements for the year ended
December 31, 1997.

                        VOTING PROCEDURES

     A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board of Directors is sufficient to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" the election of the nominees to the Board of Directors. Neither the Company's Articles, Bylaws, nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

     The Company will appoint three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other act which may be proper to conduct the election or vote with fairness to all stockholders.


               1998 ANNUAL MEETING OF STOCKHOLDERS

     The next annual meeting of stockholders will be held on or about May 20, 1998. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Exchange Act and must submit the proposal to the Company and such proposal must be received no later than December 2, 1997.


                         OTHER BUSINESS

     The Board of Directors does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that connection will use their discretion and vote all proxies in accordance with their judgment.

     The Company's 1996 Annual Report to Stockholders, including financial statements for the 12 months ended December 31, 1996, accompanies these proxy materials, which are being mailed to all stockholders of the Company as of April 1, 1997.

                              By order of the Board of Directors,



                              I. Scott Bogatz
                              Secretary

Dated:  April 1, 1997

THE COMPANY'S ANNUAL REPORT ON SEC FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 1996, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO THE COMPANY AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF APRIL 1, 1997.

REQUESTS SHOULD BE ADDRESSED TO:

               Rio Hotel & Casino, Inc.
               Attention:  I. Scott Bogatz, Secretary
               3700 West Flamingo Road
               Las Vegas, Nevada 89103

                    RIO HOTEL & CASINO, INC.
     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 1997
               SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Rio Hotel & Casino, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the annual meeting of stockholders of the Company to be held at the Rio Suite Hotel & Casino, Las Vegas, Nevada, on Thursday, May 22, 1997, at 10:00 o'clock in the morning, local time, and hereby appoints Anthony
A. Marnell II and James A. Barrett, Jr., and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:


(1)  Election of Directors:           FOR              WITHHELD
                                      [ ]                 [ ]



NOMINEES:  Anthony A. Marnell II, James A. Barrett, Jr.,
           David P. Hanlon, John A. Stuart, Thomas Y.
           Hartley and Peter M. Thomas

          (INSTRUCTION:  to withhold authority to vote
      for any individual nominee, write that nominee's name
                  on the space provided below):

      _____________________________________________________


(2) In their discretion, upon such other matters as may properly come before the annual meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED AND, IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

            Date:  ___________________________, 1997



Signature(s)   ____________________________
               ____________________________
               ____________________________
               ____________________________

        NOTE:  PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS.

        Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.